SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐  Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by

Rule 14c-5(d)(2))

☒Definitive Information Statement (revised)

BLUEBIRD EXPLORATION COMPANY

(Name of Registrant as Specified In Its Charter)

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4) Date Filed:

BlueBird Exploration Company

3148 Kingston Road

Scarborough, Ontario

Canada  M1M 1P4

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about November 10, 2008 to the holders of record as of the close of business on November 10, 2008 of the common stock of Bluebird Exploration Company (“Bluebird Exploration”).

The Board of Directors of Bluebird Exploration has approved, and a total of 1 stockholder holding an aggregate of 10,000,000 shares of common stock issued and outstanding as of October 30, 2008, has consented in writing to the actions described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Delaware General Corporation Law and Bluebird Exploration’s Certificate of Incorporation and Bylaws to approve the action. Accordingly, the actions will not be submitted to the other stockholders of Bluebird Exploration for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTION BY BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDER

GENERAL

Bluebird Exploration will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Bluebird Exploration will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Bluebird Exploration’s common stock.

Bluebird Exploration will only deliver one Information Statement to multiple security holders sharing an address unless Bluebird Exploration has received contrary instructions from one or more of the security holders. Upon written or oral request, Bluebird Exploration will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Bluebird Exploration Company, 209 - 3608 Deercrest Drive, North Vancouver, BC, Canada V7G2S8, Attn: Mark Fingarson, President. Mr. Fingarson may also be reached by telephone at (416) 543-2869.

INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to Bluebird Exploration’s Bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of Bluebird Exploration’s outstanding capital stock is required to effect the action described herein. Bluebird Exploration’s Certificate of Incorporation does not authorize cumulative voting. As of the record date, Bluebird Exploration had 13,220,000 shares of common stock issued and outstanding. The voting power representing not less than 6,610,001 shares of common stock is required to pass any stockholder resolutions. The consenting stockholder is the record and beneficial owner of 10,000,000 shares of common stock, which represents approximately 75.6% of the issued and outstanding shares of Bluebird Exploration’s common stock. Pursuant to Section 242 of the Delaware General Corporation Law, the consenting stockholder voted in favor of the actions described herein in a joint written consent, dated October 30, 2008. No consideration was paid for the consent. The consenting stockholder’ name, affiliation with Bluebird Exploration, and his beneficial holdings are as follows:

Name	Beneficial Holder and Affiliation	Shares Beneficially Held	Percentage
Mark Fingarson	President, Chief Executive Officer, Secretary, Treasurer and Director	10,000,000 shares of common stock	75.6% (common stock)

(1) Voting power equal to 100,000,000 shares of common stock.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 30, 2008, certain information regarding the ownership of Bluebird Exploration’s capital stock by each director and executive officer of Bluebird Exploration, each person who is known to Bluebird Exploration to be a beneficial owner of more than 5% of any class of Bluebird Exploration’s voting stock, and by all officers and directors of Bluebird Exploration as a group. Unless otherwise indicated below, to Bluebird Exploration’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of October 30, 2008 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 13,220,000 shares of common stock issued and outstanding on a fully diluted basis, as of October 30, 2008.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS (1)
Mark Fingarson President, Chief Executive Officer, Secretary, Treasurer and Director 1031 3148 Kingston Road Scarborough, Ontario Canada M1M 1P4	10,000,000 shares of common stock	75.6%
All officer and directors as a group (1 person)	10,000,000 shares of common stock	75.6%

(1) This table is based on 13,220,000 shares of common stock issued and outstanding on October 30, 2008.

Executive Compensation

The following tables set forth certain information about compensation paid, earned or accrued for services by our Chief Executive Officer and all other executive officers (collectively, the “Named Executive Officers”) in the fiscal years ended December 31, 2007 and 2006:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) *	Option Awards ($) *	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Peter Wells; President and Chief Executive Officer, Secretary, Treasurer and Director (1)	2007 2006	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-
Mark Fingarson; President and Chief Executive Officer, and Chairman of the Board of Directors (2)	2007 2006	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-

(1)

Appointed President and Chief Executive Officer, Secretary, Treasurer and Director on July 15, 2005, and resigned all such positions on August 25, 2008. As of October 30, 2008, Mr. Wells has not received any compensation represented by any category in this table during the fiscal year 2008.

(2)

Appointed President and Chief Executive Officer, Secretary, Treasurer and Director on August 25, 2008. As of October 30, 2008, Mr. Fingarson has not received any compensation represented by any category in this table during the fiscal year 2008.

Employment Agreements

The Company has no employment agreements with either of Peter Wells or Mark Fingarson.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of December 31, 2007 provided for or contributed to by our company.

Director Compensation

The following table sets forth director compensation as of December 31, 2007:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Peter Wells (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Mark Fingarson (2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)

Appointed President and Chief Executive Officer, Secretary, Treasurer and Director on July 15, 2005, and resigned all such positions on August 25, 2008. As of October 30, 2008, Mr. Wells has not received any compensation represented by any category in this table during the fiscal year 2008.

(2)

Appointed President and Chief Executive Officer, Secretary, Treasurer and Director on August 25, 2008. As of October 30, 2008, Mr. Fingarson has not received any compensation represented by any category in this table during the fiscal year 2008.

Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the board of directors.  All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the board of directors or management committees.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers and our directors as of December 31, 2007:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Peter Wells (1)	-0-	-0-	-0-	-0-	N/A	-0-	-0-	-0-	-0-
Mark Fingarson (2)	-0-	-0-	-0-	-0-	N/A	-0-	-0-	-0-	-0-

(1) As of October 30, 2008, Mr. Wells has not received any options represented by any category in this table during the fiscal year 2008.

(2) As of October 30, 2008, Mr. Fingarson has not received any options represented by any category in this table during the fiscal year 2008.

Securities Authorized for Issuance under Equity Compensation Plans

Bluebird Exploration Company has no equity compensation plans..

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of Bluebird Exploration which may result in a change in control of Bluebird Exploration.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of Bluebird Exploration’s Board of Directors and the written consent of the consenting stockholder:

I.	APPROVAL TO AMEND CERTIFICATE OF INCORPORATION TO EFFECT A FORWARD STOCK SPLIT AT A RATIO OF EIGHT-FOR-ONE

On October 30, 2008 the Board of Directors the consenting stockholder adopted and approved a resolution to effect an amendment to our Certificate of Incorporation to effect a forward split of all issued and outstanding shares of common stock, at a ratio of eight-for-one (the “Forward Stock Split”). The Forward Stock Split shall be effective twenty (20) days after this Information Statement is mailed to stockholders of Bluebird Exploration.

The Board of Directors also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Forward Stock Split if the Board of Directors, in its sole discretion, determines that the Forward Stock Split is no longer in our best interests and that of our stockholders.  The Board of Directors may consider a variety of factors in determining whether or not to implement the Forward Stock Split, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the common stock, business and transactional developments, and our actual and projected financial performance.

Though the Forward Stock Split will not change the number of authorized shares of common stock, the Board of Directors and the consenting stockholder has also approved a resolution to effect an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 200,000,000, as discussed in more detail below.  Except for any changes as a result of the treatment of fractional shares, each stockholder of Bluebird Exploration will hold the same percentage of common stock outstanding immediately following the Forward Stock Split as such stockholder held immediately prior to the split.

Purpose

The Board of Directors believed that it was in the best interests of Bluebird Exploration to implement the Forward Stock Split on the basis that the low number of issued and outstanding shares of common stock of Bluebird Exploration would likely not appeal to brokerage firms and that when trading, the current projected per share price level of our common stock will reduce the effective marketability of our common stock because of the reluctance of many brokerage firms to recommend stock to their clients or to act as market-makers for issuers which do not have a sufficient number of shares of common stock issued and outstanding.

A table illustrating the Forward Stock Split and the amendment to increase the number of shares of common stock in Bluebird Exploration’s Certificate of Incorporation (discussed below) is as follows:

	Number of shares of common stock issued and outstanding	Number of shares of common stock authorized in Certificate of Incorporation	Number of shares of common stock authorized and reserved forissuance	Number of shares of common stock authorized but unreserved forissuance
Before forward stock split and amendment to Certificate of Incorporation	13,220,000	75,000,000	-0-	61,780,000
After forward stock split and amendment to Certificate of Incorporation	105,760,000	200,000,000	-0-	94,240,000

Certain Risks Associated With the Forward Stock Split

There can be no assurance that the total projected market capitalization of Bluebird Exploration’s common stock after the proposed Forward Stock Split will be equal to or greater than the total projected market capitalization before the proposed forward stock split or that the per share of Bluebird Exploration’s common stock following the forward stock split will either exceed or remain higher than the current anticipated per share.

There can be no assurance that the market price per new share of Bluebird Exploration common stock (the “New

Shares”) after the Forward Stock Split will rise or remain constant in proportion to the reduction in the number of old shares of Bluebird Exploration common stock (the “Old Shares”) outstanding before the forward stock split.

Accordingly, the total market capitalization of Bluebird Exploration’s common stock after the proposed forward stock split may be lower than the total market capitalization before the proposed forward stock split and, in the future, the market price of Bluebird Exploration’s common stock following the forward stock split may not exceed or remain higher than the market price prior to the proposed forward stock split.  In many cases, the total market capitalization of a company following a forward stock split is lower than the total market capitalization before the forward stock split.

There can be no assurance that the forward stock split will result in a per share price that will attract investors.

A decline in the market price for Bluebird Exploration’s common stock after the forward stock split may result in a greater percentage decline than would occur in the absence of a forward stock split, and the liquidity of Bluebird Exploration’s common stock could be adversely affected following a forward stock split.

The market price of Bluebird Exploration’s common stock will also be based on Bluebird Exploration’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the forward stock split is effected and the market price of Bluebird Exploration’s common stock declines, the percentage decline as an absolute number and as a percentage of Bluebird Exploration’s overall market capitalization may be greater than would occur in the absence of a forward stock split.  In many cases, both the total market capitalization of a company and the market price of a share of such company’s common stock following a forward stock split are lower than they were before the forward stock split. Furthermore, the liquidity of Bluebird Exploration’s common stock could be adversely affected by the reduced number of shares that would be outstanding after the forward stock split.

Bluebird Exploration’s common stock trades as a “penny stock” classification which limits the liquidity for Bluebird Exploration’s common stock.

Bluebird Exploration’s stock is subject to “penny stock” rules as defined in Exchange Act Rule 3a51-1.  The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks.  Bluebird Exploration’s common stock is subject to these penny stock rules.  Transaction costs associated with purchases and sales of penny stocks are likely to be higher than those for other securities.  Penny stocks generally are equity securities with a price of less than U.S. $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system).

As a result, all brokers or dealers involved in a transaction in which Bluebird Exploration’s shares are sold to any buyer, other than an established customer or “accredited investor,” must make a special written determination.  These Exchange Act rules may limit the ability or willingness of brokers and other market participants to make a market in our shares and may limit the ability of Bluebird Exploration’s stockholders to sell in the secondary market, through brokers, dealers or otherwise.  Bluebird Exploration also understands that many brokerage firms will discourage their customers from trading in shares falling within the “penny stock” definition due to the added regulatory and disclosure burdens imposed by these Exchange Act rules.  These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the common shares in the United States and stockholders may find it more difficult to sell their shares.  An orderly market is not assured or implied as to Bluebird Exploration’s common stock.  Nor are there any assurances as to the existence of market makers or broker/dealers for Bluebird Exploration’s common stock.

Principal Effects of the Forward Stock Split

In addition to those risk factors noted above, the Forward Stock Split will have the following effects:

General Corporate Change - one (1) Old Share owned by a stockholder would be exchanged for eight (8) New Shares and (ii) the number of shares of Bluebird Exploration’s common stock issued and outstanding will be increased proportionately based on the Forward Stock Split.

If approved and effected, the forward stock split will be effected simultaneously for all of Bluebird Exploration’s common stock.  While the intent is for the proposed forward split to affect all of Bluebird Exploration’s stockholders uniformly, the process of rounding up when any of Bluebird Exploration’s stockholders own a fractional share will result in a non-material change in each stockholder’s percentage ownership interest in Bluebird Exploration.

The Forward Stock Split does not materially affect the proportionate equity interest in Bluebird Exploration of any holder of common stock or the relative rights, preferences, privileges or priorities of any such stockholder.

Fractional Shares - Any fractional shares of common stock resulting from the forward split will “round up” to the nearest whole number.  No cash will be paid to any holders of fractional interests in Bluebird Exploration.

Authorized Shares - The forward split will not change the number of authorized shares of common stock of Bluebird Exploration, as states in Bluebird Exploration’s Certificate of Incorporation, as amended.

Accounting Matters - The Forward Stock Split will not affect the par value of Bluebird Exploration’s common stock.  As a result, as of the effective time of the Forward Stock Split, the stated capital on Bluebird Exploration’s balance sheet attributable to Bluebird Exploration’s common stock will be increased proportionately based on the Forward Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is increased.  The per share net income or loss and net book value of Bluebird Exploration’s common stock will be restated because there will be a greater number shares of Bluebird Exploration’s common stock outstanding.

Procedure for Effecting the Forward Stock Split and Exchange of Stock Certificates

Upon effectiveness of the forward stock split, each outstanding share of Bluebird Exploration will automatically be converted on the effective date at the applicable forward stock split ratio. It will not be necessary for stockholders of Bluebird Exploration to exchange their existing stock certificates.

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-Forward Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the reverse stock split.

Federal Income Tax Consequences of the Forward Stock Split

The following is a summary of certain material federal income tax consequences of the Forward Stock Split.  It does not purport to be a complete discussion of all of the possible federal income tax consequences of the Forward Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences.  Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non-resident alien individuals, broker-dealers and tax-exempt entities.  The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively.  This summary also assumes that the Old Shares were, and the New Shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment).  The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.  Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the forward stock split.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of Old Shares for New Shares pursuant to the forward stock split.  The aggregate tax basis of the New Shares received in the Forward Stock Split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the Old Shares exchanged therefor.  The stockholder’s holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the forward stock split.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, STOCKHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY STOCKHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON STOCKHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY THE COMPANY IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Bluebird Exploration’s view regarding the tax consequences of the forward stock split is not binding on the Internal Revenue Service or the courts.  Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the forward stock split.

II.	AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON STOCK

On October 30, 2008 the Board of Directors the consenting stockholder adopted and approved a resolution to effect an amendment to our Certificate of Incorporation to increase the number of shares of authorized common stock from 75,000,000 to 200,000,000. The par value of each such common stock shall is and shall remain $0.0001 per share. Such amendment is referred to herein as the “Authorized Shares Amendment.”

Currently, Bluebird Exploration has 75,000,000 shares of common stock authorized, of which 13,220,000 shares are issued and outstanding. The Authorized Shares Amendment shall be effective twenty (20) days after this Information Statement is mailed to stockholders of Bluebird Exploration.

Bluebird has no present plans or commitments for the issuance or use of the proposed additional shares of common stock in connection with any financing.

Certain Risks Associated With the Authorized Shares Amendment

The Forward Stock Split in combination with the Authorized Shares Amendment makes a takeover or change in control of Bluebird Exploration more difficult, if not impossible.

The Forward Stock Split is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures. However, Bluebird Exploration stockholders should note that upon effectiveness of the Forward Stock Split, there will be approximately 105,760,000 shares of common stock issued and outstanding, leaving only 92,240,000 shares of common stock available for issuance under the Certificate of Incorporation of Bluebird Exploration, making any attempt to gain control, or otherwise effect a change in control, of Bluebird Exploration more difficult and time consuming than it otherwise would be. Mark Fingarson, the consenting stockholder, will continue to hold approximately 75.6% of the issued and outstanding shares of common stock after effectiveness of the Forward Stock Split, and Bluebird Exploration will not have a sufficient number of shares authorized for issuance under its Certificate of Incorporation to dilute Mr. Fingarson to being a non-majority holder of the common stock of Bluebird Exploration. To increase the number of shares of common stock authorized for issuance under the Certificate of Incorporation of Bluebird Exploration will require a vote of the stockholders, which will be a time consuming and expensive process. Additionally, the low number of additional authorized and unissued shares available for issuance will make it more difficult to remove management. Bluebird Exploration is not aware of any proposed attempt to take over Bluebird Exploration or of any attempt to acquire a large block of Bluebird Exploration’s stock. Bluebird Exploration has no present intention to use the increased authorized preferred stock for anti-takeover purposes.

The increase in number of shares of authorized common stock will have other possible anti-take over effects.

Management of Bluebird Exploration may use the shares that will result from the effective increase in the number of authorized shares that will result from the approved Forward Stock Split to resist a third-party transaction by, for example, diluting stock ownership of persons seeking to obtain control of Bluebird Exploration.

III. APPROVAL TO AMEND CERTIFICATE OF INCORPORATION TO EFFECT A CHANGE OF NAME OF THE CORPORATION FROM “BLUEBIRD EXPLORATION COMPANY” TO “XCELLINK INTERNATIONAL INC.”

On October 30, 2008 the Board of Directors and the consenting stockholder adopted and approved a resolution to effect an amendment to our Certificate of Incorporation to effect a change of our name from “Bluebird Exploration Company” to “Xcellink International Inc.” (the “Name Change”). The Name Change shall be effective twenty (20) days after this Information Statement is mailed to stockholders of Bluebird Exploration.

Bluebird Exploration has been unable to obtain financing for its plan of operations and, in connection therewith, the Board of Directors has determined that the word “Bluebird” in the Company’s name “Bluebird Exploration Company” is not a name that appeals to potential investors. Accordingly, the Board of Directors, in turn, determined that it is in the best interests of the Company to have a name which is more universally appealing to potential investors and, therefore, chose “Xcellink International Inc.” as the new name of the Company.

ADDITIONAL AND AVAILABLE INFORMATION

Bluebird Exploration is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website (www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street N.E., Washington, D.C. 20549 at prescribed rates.

STATEMENT OF ADDITIONAL INFORMATION

Bluebird Exploration’s Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2007; Quarterly Reports on Form 10-Q, for the quarters ended March 31, 2008 and June 30, 2008; and Current Report on Form 8-K filed with the SEC on August 29, 2008 have been incorporated herein by this reference.

Bluebird Exploration will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by Bluebird Exploration pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding Bluebird Exploration should be addressed to Mark Fingarson, President, at Bluebird Exploration’s principal executive offices, at: 209 - 3608 Deercrest Drive, North Vancouver, BC, Canada V7G 2S8, telephone (416) 543-2869.